UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2005

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in its charter)

New York	0-3498	16-0798879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Taylor Drive	North Tonawanda, New York	14120-0748
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(716) 694-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 29, 2005, Taylor Devices, Inc. (the "Company") elected Reginald B. Newman, II, to serve as a member of the Board of Directors and as Corporate Secretary.    A copy of the Press Release regarding the election of Mr. Newman is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Newman has been named to the Audit, Compensation, Executive, Nominating and Stock Option Committees of the Board.

Although that press release includes a reference to the Company's internet address, the information available at such internet address is not part of this Report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                             Description

99.1	Press Release dated July 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR DEVICES, INC.
(Registrant)
Date: July 29, 2005	By:	/s/Douglas P. Taylor
Douglas P. Taylor, President and Chief Executive Officer